Exhibit 10.1.5

Execution Version

AMENDMENT NO. 5

AMENDMENT NO. 5, dated as of April 26, 2017 (this “Amendment”), to the First Lien Credit Agreement dated as of August 13, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among KC MERGERSUB, INC., a Delaware corporation, who was merged with and into KUEHG CORP, a Delaware corporation (the “Borrower”), KC SUB INC., a Delaware corporation (“Holdco”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 9.02(d) of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Borrower, Holdco and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of all or any portion of outstanding Term Loans of any Class with a replacement term loan tranche thereunder;

WHEREAS, the Borrower desires, pursuant to Section 9.02(d) of the Credit Agreement, to create a new Class of Term B-2 Loans (as defined herein) under the Credit Agreement having identical terms with and having the same rights and obligations under the Loan Documents as, and in the same aggregate principal amount as, the Term B-1 Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as a Term B-2 Lender will make Term B-2 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of the existing Term B-1 Loans;

WHEREAS, Credit Suisse Securities (USA) LLC is acting as lead arranger for the Term B-2 Loan (the “Term B-2 Arranger”);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.     Amendments Relating to the Term B-2 Loans. Effective as of the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended as follows:

(a)     The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 5” means Amendment No. 5 to the Credit Agreement dated as of the Amendment No. 5 Effective Date.

“Amendment No. 5 Effective Date” means April 26, 2017, the date on which all conditions to effectiveness set forth in Section 3 of Amendment No. 5 are satisfied.

“Amendment No. 5 Joinder” means the Joinder dated April 26, 2017 entered into on the Amendment No. 5 Effective Date among the Borrower, the Administrative Agent and each Term B-2 Lender.

“Term B-2 Arranger” means Credit Suisse Securities (USA) LLC, in its capacity as lead arranger for the Term B-2 Loan.

“Term B-2 Lender” means a Lender with an outstanding Tranche B-2 Term Commitment or an outstanding Term B-2 Loan.

“Term B-2 Loan” means a Loan that is made pursuant to Section 2.01(b).

“Tranche B-2 Term Commitment” means, with respect to a Term B-2 Lender, the commitment of such Term B-2 Lender to make a Term B-2 Loan on the Amendment No. 5 Effective Date, in the amount set forth on Amendment No. 5 Joinder to Amendment No. 5.

(b)     All references to “Term B-1 Loan,” “Tranche B-1 Term Commitment” and “Term B-1 Lender” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B-2 Loan,” “Tranche B-2 Term Commitment” and “Term B-2 Lender,” respectively (other than any such references contained in (i) the introductory paragraphs to the Credit Agreement, (ii) this Amendment, (iii) Amendment No. 3, (iv) the Amendment No. 3 Joinder, (v) Amendment No. 4, (vi) the Amendment No. 4 Joinder, (vii) the definition of “Equity Contribution”, (viii) Section 2.01, (ix) Section 2.12(f), (x) Section 4.01 and (xi) Section 5.10(a)).

(c)     Clause (I)(a) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause and replacing it with the following:

“(a)     any Term B-2 Loan, (A) for Eurocurrency Loans, 3.75% and (B) for ABR Loans, 2.75%”

(d)     The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” prior to “Amendment No. 4 Joinder” with a comma and adding immediately prior to the period therein, “, Amendment No. 5 and Amendment No. 5 Joinder”.

(e)     The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

““Term Loans” means, collectively, the Term B-2 Loans and, unless the context otherwise requires, any Incremental Term Loans, any Other Term Loans and any Extended Term Loans.”

(f)     Section 2.01 of the Credit Agreement is hereby amended by renumbering paragraphs (w), (x), (y) and (z) as paragraphs (v), (w), (x) and (y), respectively, and adding the following paragraph (z) to such Section:

“(z) (i) Subject to the terms and conditions hereof and of Amendment No. 5, each Term B-2 Lender severally agrees to make a Term B-2 Loan to the Borrower on the Amendment No. 5 Effective Date in the principal amount equal to its Tranche B-2 Term Commitment on the Amendment No. 5 Effective Date. The Borrower shall prepay the existing Term B-1 Loans with a like amount of the gross proceeds of the Term B-2 Loans, concurrently with the receipt thereof.

(ii) The Borrower shall pay to the Term B-1 Lenders immediately prior to the effectiveness of Amendment No. 5 all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Amendment No. 5 Effective Date on such Amendment No. 5 Effective Date.

(iii) The Term B-2 Loans shall have the same terms as the Term B-1 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 5, except as modified by Amendment No. 5; it being understood that the Term B-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-1 Loans prior to the Amendment No. 5 Effective Date.

(iv) The Tranche B-2 Term Commitment of each Term B-2 Lender shall be automatically terminated on the Amendment No. 5 Effective Date upon the borrowing of the Term B-2 Loans on such date.”

(g)     Section 2.11(a) of the Credit Agreement is hereby amended by replacing the second sentence of such Section with the following:

“Each voluntary prepayment of any Loan pursuant to this Section 2.11(a) and mandatory prepayment pursuant to Section 2.11(e) shall be made without premium or penalty except that, in the event that on or prior to the date that is six (6) months after the Amendment No. 5 Effective Date, the Borrower makes any prepayment or repayment of Term B-2 Loans as a result of a Repricing Transaction or any amendment to this Agreement to effectuate a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, a prepayment premium in an amount equal to 1% of the amount of the Term B-2 Loans being so prepaid, repaid or refinanced or the aggregate amount of the applicable Term B-2 Loans outstanding immediately prior to such amendment and otherwise subject to the Repricing Transaction, as applicable.”

(h)     Section 5.10 of the Credit Agreement is hereby amended by adding the following paragraph (f) to such Section:

“(f)     Use the proceeds of all Term B-2 Loans to refinance the Term B-1 Loans.”

Section 2.     Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 5 Effective Date that:

(a)     Immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 2, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 5 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

(b)    At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.    Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, and each executed by a Responsible Officer of the Borrower:

(1)    executed counterparts of this Amendment; and

(2)    a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 5 Effective Date, if any.

(b)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1)    an opinion of Goodwin Procter LLP, New York counsel for the Loan Parties (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 5 Effective Date);

(2)    (i) a copy of each Organizational Document of the Borrower and the Guarantors and, to the extent applicable, certified as of a recent date by the appropriate governmental official (or a representation that such Organizational Documents have not been amended since the Amendment No. 4 Effective Date); (ii) signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party as of the Amendment No. 5 Effective Date and prior to the funding of the Term B-2 Loans; (iii) resolutions of the board of directors or similar governing body of the Borrower and the Guarantors approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such Loan Party is a party as of the Amendment No. 5 Effective Date and prior to the funding of the Term B-2 Loans, certified as of the Amendment No. 5 Effective Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of the Borrower’s and the Guarantors’ respective jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 5 Effective Date;

(3)    a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (f) and (g) of this Section 3 and that the Term B-2 Loans meet the requirements and conditions to be Replacement Term Loans; and

(4)    a Guarantor Consent and Reaffirmation, dated as of the date hereof and executed by each of the Guarantors, whereby each of the Guarantors consents to this Amendment and reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party.

(c)     The aggregate principal amount of the Tranche B-2 Term Commitments shall equal the aggregate principal amount of the outstanding Term B-1 Loans immediately prior to the effectiveness of this Amendment.

(d)     The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 5 Effective Date, all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Amendment No. 5 Effective Date on the Amendment No. 5 Effective Date.

(e)     All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent, the Term B-2 Arranger and the Lenders required to be paid on the Amendment No. 5 Effective Date (including pursuant to Section 4 hereof) shall have been paid.

(f)     No Default or Event of Default shall exist, or would result from the Amendment and related Credit Event or from the application of the proceeds therefrom.

(g)     The representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement and Section 2 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof (or true and correct in all material respects as of a specified date, if earlier), except that for purposes of this Section 3, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 5 Effective Date or pursuant to Section 5.01(a) and Section 5.01(b) of the Credit Agreement.

(h)     To the extent requested by a Term B-2 Lender in writing not less than three (3) Business Days prior to the Amendment No. 5 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(i)     The Administrative Agent shall have received a Borrowing Request not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Event.

(j)     The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each Term B-2 Lender.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 5 Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, the obligations of the Term B-2 Lenders to make Term B-2 Loans will automatically terminate, if each of the conditions set forth or referred to in this Section 3 has not been satisfied at or prior to 5 p.m., New York City time, on April 26, 2017.

Section 4.     Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by the Administrative Agent as and when required by Section 9.03 of the Credit Agreement.

Section 5.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.     Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KC SUB, INC.

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive Vice President and Chief Financial Officer

KUEHG CORP.

By:	/s/ Paul D. Thompson
	Name:	Paul D. Thompson
	Title:	Executive President and Chief Financial Officer

[Signature Page to Amendment No. 5]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ MIKHAIL FAYBUSOVICH
	Name:	MIKHAIL FAYBUSOVICH
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Nicholas Goss
	Name:	Nicholas Goss
	Title:	Authorized Signatory

[Signature Page to Amendment No. 5]